Exempt Party-in-Interest and Related Party Transactions	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Exempt Party-in-Interest and Related Party Transactions	Exempt Party-in-Interest and Related Party Transactions
The Plan held approximately 93,808 and 94,696 shares of common stock of Wyndham Hotels & Resorts, Inc. as of December 31, 2025 and 2024, with a cost basis of approximately $9.4 million and $7.6 million and a fair value of approximately $7.1 million and $9.5 million, respectively.

The Plan offers participants that have investments in the Company’s common stock, the option of having dividends on such stock distributed to the participant in either cash or deposited into the participant’s account. Any dividends received in cash by participants will be subject to income taxes in the year of receipt. In 2025, the Company's Board of Directors declared a quarterly cash dividend of $0.41 per share in each of the first, second, third and fourth quarters ($1.64 per share in aggregate). Dividends related to Wyndham Hotel’s common stock that were paid to the Plan were $154,180 during 2025.

Notes receivable from participants were $2.1 million and $2.6 million, as of December 31, 2025 and 2024, respectively. These notes receivables qualify as exempt party-in-interest transactions.